Flying Assets under Capital Lease (Detail) (Flying Assets under Capital Lease, USD $) In Thousands, unless otherwise specified	Apr. 30, 2012	Apr. 30, 2011
Flying Assets under Capital Lease
Flying assets under capital lease:
Cost	$ 32,795	$ 149,653
Accumulated amortization	(2,073)	(1,745)
Capital Leases, Lessee Balance Sheet, Assets by Major Class, Flight Equipment, Net, Total	$ 30,722	$ 147,908